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                                 EXHIBIT 10.27

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          THIS AGREEMENT made the 21st day of September, 1998

BETWEEN:

            CROSSKEYS SYSTEMS CORPORATION
                         (Hereinafter called the "Sublandlord")
                                        OF THE FIRST PART

AND:

            NEWBRIDGE NETWORKS CORPORATION
                         (Hereinafter called the "Subtenant")
                                        OF THE SECOND PART

AND:

            KANATA RESEARCH PARK CORPORATION
                         (Hereinafter called the "Landlord")
                                        OF THE THIRD PART


                              AMENDMENT TO LEASE

     WHEREAS by written Lease dated the 1st day of May, 1996 (the "Headlease"), Kanata Research Park Corporation leased to the Sublandlord, all those premises comprising all of the building known municipally as 350 Terry Fox Drive, (the "Building") in the City of Kanata as more particularly described in the Headlease (the "Leased Premises").

     AND WHEREAS by written Sublease dated the 1st day of October, 1996 (the "Sublease"), the Sublandlord subleased to the Subtenant a portion of the Leased Premises comprising twenty thousand and seven hundred and eighteen (20,718) usable [twenty two thousand one hundred and forty nine (22,149) rentable] square feet of space on the third (3rd) floor of the Building as shown on the floor plan attached hereto as Schedule "A" (the Sub-leased Premises");

     AND WHEREAS the Subtenant renewed its Sublease the 1st day of October, 1997 for a term of one (1) year.

     AND WHEREAS by written Amendment to Lease dated the 12th day of March, 1998 the Subtenant released a part of its Sub-leased Premises whereby the Sub-leased Premises comprised of sixteen thousand two hundred and eighteen (16,218) usable [seventeen thousand three hundred and thirty four (17,334) rentable] square feet.

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     AND WHEREAS the Subtenant wishes to release a further part of its Sub-
leased Premises and renew the Sublease for a term of twelve (12) months and the Sublandlord and Landlord are in agreement therewith.

     THEREFORE in consideration of the rents covenants and conditions contained herein, the Sublandlord and Subtenant agree as follows:

1. Effective October 1, 1998 eight thousand five hundred and sixty five (8,565) usable [nine thousand two hundred and fourteen (9,214) rentable] square feet shall be released by the Subtenant back to the Sublandlord.

2. The Sublease shall be amended effective October 1, 1998 as follows:

     a) The reference to "sixteen thousand two hundred and eighteen (16,218) usable [seventeen thousand three hundred and thirty four (17,334) rentable]" shall be replaced with "seven thousand six hundred and fifty three (7,653) usable [eight thousand one hundred and nineteen point eighty three (8,119.83) rentable]".

     b) Paragraph 1 (b) shall be amended by deleting the table contained therein and replacing same with the following:

                         Rental Rate/Sq.Ft.    For Sub Leased
               Term          Per Annum             Premises
               ---------------------------------------------------

               1 year          $11.25       $91,348.08

     c) Paragraph 3 shall be amended by deleting the reference to "eighteen point twenty eight percent (18.28%) and replacing same with eight point sixty three percent (8.63%)".

     d) Schedule "A" shall be deleted and replaced with Schedule "A" attached hereto.

3. The Sublandlord hereby renews the Sublease for a term of one (1) year commencing on the 1st day of October, 1998 and ending on the 30th day of September, 1999 ("Renewal Term"). The Subtenant shall be liable for any renovations performed on the Subleased Premises and shall be solely responsible in returning the Subleased Premises to its pre-subleased state subject to the Sublandlord's request.

4. Notwithstanding the release of the eight thousand five hundred and sixty five (8,565) usable square feet of space by the Subtenant to the Sublandlord the Subtenant

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   shall be responsible for any year end Additional Rent adjustments for such space up to September 30, 1998.

     SAVE AND EXCEPT as set out herein all other terms and conditions of the Sublease shall remain unchanged and all capitalized terms used herein shall have the same meaning as in the Sublease.

     IN WITNESS WHEREOF the parties hereto have affixed their corporate seals duly attested to by the hands of their authorized signing officers.

SIGNED, SEALED AND DELIVERED
     In the Presence of:   )
                              ) KANATA RESEARCH PARK
                              ) CORPORATION
                              )
                              )
                              )
                              ) Per:_____________________c/s
                              ) Name:
                              ) Title:
                              ) I/We have the authority to bind the corporation.
                              )
                              ) NEWBRIDGE NETWORKS
                              ) CORPORATION
                              )
                              )
                              )
                              ) Per:_____________________c/s
                              ) Name:
                              ) Title:
                              ) I/We have the authority to bind the corporation.
                              )
                              ) CROSSKEYS SYSTEMS
                              ) CORPORATION
                              )
                              )
                              )
                              ) Per:_____________________c/s
                              ) Name:
                              ) Title:
                              ) I/We have the authority to bind the corporation.

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